Exhibit 10.1
TERMINATION ADDENDUM
EXCESS OF LOSS RETROCESSION AGREEMENT
BY AND BETWEEN
PLATINUM UNDERWRITERS BERMUDA, LTD.
(RETROCEDANT)
and
PLATINUM RE (UK) LIMITED
(RETROCESSIONAIRE)
     IT IS HEREBY MUTUALLY AGREED that effective December 31, 2005, this Agreement (“Agreement”), dated as of April 1, 2005, by and between Platinum Re UK Limited (the “Retrocessionaire”), and Platinum Underwriters Bermuda Ltd. (the “Retrocedant”), is Terminated.
     The Retrocessionaire shall return 12.5% of the Original Premium, or $550,000 as consideration for the early termination of its exposure. The $550,000 is to be returned immediately. The Reinstatement Premium will remain unchanged, calculated at pro rata of $4,400,000 as respects the fraction of the indemnity exhausted.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective officers duly authorized so to do, on the date set forth below.

Platinum Re (UK) Limited

By:	/s/ Les Waters

Name: Les Waters
Title: Underwriting Manager

Platinum Underwriters Bermuda, Ltd.

By:	/s/ Francois Bertrand

Name: Francois Bertrand
Title: Senior Vice President